UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 16, 2006

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST

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             (Exact name of registrant as specified in its charter)




            Delaware                                         94-3240473
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(State or other Jurisdiction                               (I.R.S. Employer
     of incorporation)                                  Identification Number)

     100 Pine Street
     Suite 2450
     San Francisco, California                                  94111
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     (Address of principal executive office)                  (zip code)

                                 (415) 288-9575
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

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Item 8.01         Other Event

On June 16, 2006, Capital Alliance Income Trust, Ltd. announced notice of non-compliance with the American Stock Exchange listing requirement. A copy of the press release is attached as Exhibit 99.1.

Exhibit 99.1      Press release dated June 16, 2006

Press Release
                          CAPITAL ALLIANCE INCOME TRUST
                     TO COMPLY WITH AMEX LISTING REQUIREMENT



SAN FRANCISCO - (BUSINESS WIRE) - June 16, 2006 - Capital Alliance Income Trust Ltd. ("CAIT") (AMEX:CAA-News) a residential mortgage REIT, has notified the American Stock Exchange ("Exchange") that it intends to file Form 10-QSB for the three months ending March 31, 2006 with the Securities and Exchange Commission on or before Tuesday June 20, 2006. The filing of Form 10-QSB for the three months ended March 31, 2006, will satisfy the Exchange's continued listing requirements.

CAIT is a specialty residential lender, which invests in conforming and high yielding, non-conforming residential mortgage loans on one-to-four unit residential properties located primarily in California. Only residential loans with a combined loan-to-value of 75% or less are originated for CAIT's mortgage investment portfolio. Due to the disposal of CAFC, unsold mortgages with a loan-to-value greater than 75% may be transferred to CAIT.

This document contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. CAIT's actual results, operations and liquidity may differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of CAIT's investments and unseen factors. As discussed in CAIT's filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in and market expectations of fluctuations in interest rates and levels of mortgage payments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, the liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.


Contact:    Capital Alliance income Trust Ltd., San Francisco
            Richard  Wrensen, EVP and CFO - 415-288-9575
            Rwrensen@calliance.com
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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                  CAPITAL ALLIANCE INCOME TRUST, LTD.,
                  A Real Estate Investment Trust


Dated: June 16, 2006                         By: /s/ Richard Wrensen
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                                                 Richard J. Wrensen,
                                                 Chief Financial Officer